 Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Robert B. Terry and John F. Berardi, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Farmland Industries, Inc.‘s 2001 annual reports prepared, pursuant to Sections 13 or 15d of the Securities Act of 1934, (including any amendments thereto), and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

            Signature                       Title                  Date
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      ALBERT J. SHIVLEY            Chairman of Board     October 24, 2001
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      Albert J. Shivley              and Director

         JODY BEZNER            Vice Chairman of Board   October 24, 2001
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         Jody Bezner                 and Director

     LYMAN L. ADAMS, JR.               Director          October 24, 2001
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     Lyman L. Adams, Jr.

     RONALD J. AMUNDSON                Director          October 24, 2001
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     Ronald J. Amundson

     BAXTER ANKERSTIERNE               Director          October 24, 2001
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     Baxter Ankerstjerne

      DONALD H. ANTHONY                Director          October 24, 2001
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      Donald H. Anthony

       LARRY DAHLSTEN                  Director          October 24, 2001
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       Larry Dahlsten

        STEVEN ERDMAN                  Director          October 24, 2001
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        Steven Erdman

     HARRY FEHRENBACHER                Director          October 24, 2001
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     Harry Fehrenbacher

        DONALD GALES                   Director          October 24, 2001
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        Donald Gales

        WARREN GERDES                  Director          October 24, 2001
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        Warren Gerdes

       THOMAS H. GIST                  Director          October 24, 2001
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       Thomas H. Gist

        BEN GRIFFITH                   Director          October 24, 2001
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        Ben Griffith

        BARRY JENSEN                   Director          October 24, 2001
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        Barry Jensen

         RON JURGENS                   Director          October 24, 2001
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         Ron Jurgens

     WILLIAM F. KUHLMAN                Director          October 24, 2001
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     William F. Kuhlman

        GREG PFENNING                  Director          October 24, 2001
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        Greg Pfenning

        MONTE ROMOHR                   Director          October 24, 2001
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        Monte Romohr

         JOE ROYSTER                   Director          October 24, 2001
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         Joe Royster

       E. KENT STAMPER                 Director          October 24, 2001
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       E. Kent Stamper

        ELI F. VAUGHN                  Director          October 24, 2001
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        Eli F. Vaughn

        FRANK WILSON                   Director          October 24, 2001
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        Frank Wilson